                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 22, 2004
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



               DELAWARE                                 1-11556                              25-1311379
--------------------------------------   -------------------------------------   --------------------------------------
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
            incorporation)                           File Number)                        Identification No.)


                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (814) 234-6000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

      EXHIBIT NO.         DESCRIPTION
-----------------------   -----------------------------------------------------
         99.1             Press release dated January 22, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 22, 2004, Uni-Marts Inc. (the "Company") issued a press release regarding its financial results for the quarter ended January 1, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2004                  UNI-MARTS INC.


                                     By:    /s/ Henry D. Sahakian
                                            -----------------------------------
                                            Name: Henry D. Sahakian
                                            Title: Chairman of the Board


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EXHIBIT INDEX

      EXHIBIT NO.         DESCRIPTION
-----------------------   -----------------------------------------------------

         99.1             Press release dated January 22, 2004